ING INVESTORS TRUST

ING Large Cap Growth Portfolio

(the “Portfolio”)

Supplement dated August 7, 2012

to the Portfolio’s Adviser Class (“Class ADV”) Prospectus

dated April 30, 2012 (“Prospectus”)

On January 12, 2012, in conjunction with the merger of ING American Funds Growth Portfolio into the Portfolio, the Portfolio’s Board of Trustees approved a change with respect to the fee and expense structure for Class ADV shares of the Portfolio.

1.	Effective on or about July 21, 2012, the Portfolio’s Prospectus is revised as follows:

a.

The table and accompanying footnotes in the section entitled “Fees and Expenses of the Portfolio – Annual Portfolio Operating Expenses” of the Portfolio’s Class ADV Prospectus is hereby deleted and replaced with the following:

Annual Portfolio Operating Expenses1

Expenses you pay each year as a % of the value of your investment

Class	ADV
Management Fee	0.55%
Distribution and/or Shareholder Service (12b-1) Fees	0.75%
Administrative Services Fee	0.10%
Other Expenses	0.04%
Total Annual Portfolio Operating Expenses	1.44%
Waivers and Reimbursements [2]	(0.37)%
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	1.07%

1	Expense ratios have been adjusted to reflect current contractual rates.
2

The adviser is contractually obligated to limit expenses to 1.20% for Class ADV shares through May 1, 2014; the obligation does not extend to interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses. This obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the adviser upon written notice within 90 days prior to the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years. Further, the distributor is contractually obligated to waive 0.15% of the distribution fee for Class ADV shares through May 1, 2014. Further, the distributor is contractually obligated to waive an additional 0.09% of the distribution fee for Class ADV shares through May 1, 2014. There is no guarantee that this distribution fee waiver will continue after May 1, 2014. The distribution fee waiver will only renew if the distributor elects to renew it. In addition, the distributor is contractually obligated to further waive 0.04% of the distribution fee through May 1, 2014. This additional 0.04% distribution fee waiver will expire on May 1, 2014.

b.	The table in the section entitled “Fees and Expenses of the Portfolio – Expense Example” of the Portfolio’s Class ADV Prospectus is hereby deleted and replaced with the following:

Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
ADV	$109	419	752	1,692

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE